SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 29, 1997





                         MAKO MARINE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



                                     Florida
                 (State or other jurisdiction or incorporation)


        0-26618                                      65-0501535
(Commission File Number)                  (IRS Employer Identification No.)


           4355 N.W. 128th Street
                  Miami, Florida                       33054
(Address of principal executive offices)             (Zip Code)


(Registrant's telephone number, including area code)      (305)685-6591


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Item 5.  Other Events

         The merger of TRACKAQ, Inc., a wholly owned subsidiary of Tracker Marine, L.P., with and into Mako Marine International, Inc. (the "Registrant") was effected on December 29, 1997, whereupon the Registrant became a wholly-owned subsidiary of Tracker Marine, L.P.

         The Registrant will file with the Securities and Exchange Commission a Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 30, 1997

                                       MAKO MARINE INTERNATIONAL, INC.


                                       By: /s/ Stephen W. Smith
                                          Stephen W. Smith
                                          Chief Financial Officer